                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                      AIM CORE ALLOCATION PORTFOLIO SERIES
                                AIM EQUITY FUNDS
                                AIM GROWTH SERIES
                              AIM INVESTMENT FUNDS
                          SHORT-TERM INVESTMENTS TRUST

                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)  Filing Party:

--------------------------------------------------------------------------------

(4)  Date Filed:

--------------------------------------------------------------------------------

QUESTIONS & ANSWERS FOR:

                                    SERIES C


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the March 28, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) -- A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER -- Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL -- To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which was adjourned until March 28, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

          1.   Bob R. Baker                  8.  Carl Frischling
          2.   Frank S. Bayley               9.  Prema Mathai-Davis
          3.   James T. Bunch                10. Lewis F. Pennock
          4.   Bruce L. Crockett             11. Larry Soll, Ph.D.
          5.   Albert R. Dowden              12. Raymond Stickel, Jr.
          6.   Jack M. Fields                13. Philip A. Taylor
          7.   Martin L. Flanagan

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                                    SERIES M


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the March 28, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) -- A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER -- Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL -- To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which was adjourned until March 28, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

          1.   Bob R. Baker                  8.  Carl Frischling
          2.   Frank S. Bayley               9.  Prema Mathai-Davis
          3.   James T. Bunch                10. Lewis F. Pennock
          4.   Bruce L. Crockett             11. Larry Soll, Ph.D.
          5.   Albert R. Dowden              12. Raymond Stickel, Jr.
          6.   Jack M. Fields                13. Philip A. Taylor
          7.   Martin L. Flanagan

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                             AIM CONSTELLATION FUND


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the March 28, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) -- A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER -- Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL -- To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which was adjourned until March 28, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

          1.   Bob R. Baker                  8.  Carl Frischling
          2.   Frank S. Bayley               9.  Prema Mathai-Davis
          3.   James T. Bunch                10. Lewis F. Pennock
          4.   Bruce L. Crockett             11. Larry Soll, Ph.D.
          5.   Albert R. Dowden              12. Raymond Stickel, Jr.
          6.   Jack M. Fields                13. Philip A. Taylor
          7.   Martin L. Flanagan

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                              AIM BASIC VALUE FUND


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the March 28, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) -- A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER -- Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL -- To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which was adjourned until March 28, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

          1.   Bob R. Baker                  8.  Carl Frischling
          2.   Frank S. Bayley               9.  Prema Mathai-Davis
          3.   James T. Bunch                10. Lewis F. Pennock
          4.   Bruce L. Crockett             11. Larry Soll, Ph.D.
          5.   Albert R. Dowden              12. Raymond Stickel, Jr.
          6.   Jack M. Fields                13. Philip A. Taylor
          7.   Martin L. Flanagan

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                           AIM INCOME ALLOCATION FUND


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the March 28, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) -- A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER -- Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL -- To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which was adjourned until March 28, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

          1.   Bob R. Baker                  8.  Carl Frischling
          2.   Frank S. Bayley               9.  Prema Mathai-Davis
          3.   James T. Bunch                10. Lewis F. Pennock
          4.   Bruce L. Crockett             11. Larry Soll, Ph.D.
          5.   Albert R. Dowden              12. Raymond Stickel, Jr.
          6.   Jack M. Fields                13. Philip A. Taylor
          7.   Martin L. Flanagan

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                            AIM SMALL CAP GROWTH FUND


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the March 28, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) -- A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER -- Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL -- To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which was adjourned until March 28, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

          1.   Bob R. Baker                  8.  Carl Frischling
          2.   Frank S. Bayley               9.  Prema Mathai-Davis
          3.   James T. Bunch                10. Lewis F. Pennock
          4.   Bruce L. Crockett             11. Larry Soll, Ph.D.
          5.   Albert R. Dowden              12. Raymond Stickel, Jr.
          6.   Jack M. Fields                13. Philip A. Taylor
          7.   Martin L. Flanagan

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                                 AIM CHINA FUND


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the March 28, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) -- A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER -- Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL -- To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which was adjourned until March 28, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

          1.   Bob R. Baker                  8.  Carl Frischling
          2.   Frank S. Bayley               9.  Prema Mathai-Davis
          3.   James T. Bunch                10. Lewis F. Pennock
          4.   Bruce L. Crockett             11. Larry Soll, Ph.D.
          5.   Albert R. Dowden              12. Raymond Stickel, Jr.
          6.   Jack M. Fields                13. Philip A. Taylor
          7.   Martin L. Flanagan

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                          GOVERNMENT & AGENCY PORTFOLIO


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the March 28, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) -- A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER -- Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL -- To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which was adjourned until March 28, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

          1.   Bob R. Baker                  8.  Carl Frischling
          2.   Frank S. Bayley               9.  Prema Mathai-Davis
          3.   James T. Bunch                10. Lewis F. Pennock
          4.   Bruce L. Crockett             11. Larry Soll, Ph.D.
          5.   Albert R. Dowden              12. Raymond Stickel, Jr.
          6.   Jack M. Fields                13. Philip A. Taylor
          7.   Martin L. Flanagan

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                        GOVERNMENT TAXADVANTAGE PORTFOLIO


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the March 28, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) -- A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER -- Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL -- To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which was adjourned until March 28, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

          1.   Bob R. Baker                  8.  Carl Frischling
          2.   Frank S. Bayley               9.  Prema Mathai-Davis
          3.   James T. Bunch                10. Lewis F. Pennock
          4.   Bruce L. Crockett             11. Larry Soll, Ph.D.
          5.   Albert R. Dowden              12. Raymond Stickel, Jr.
          6.   Jack M. Fields                13. Philip A. Taylor
          7.   Martin L. Flanagan

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                             LIQUID ASSETS PORTFOLIO


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the March 28, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) -- A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER -- Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL -- To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which was adjourned until March 28, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

          1.   Bob R. Baker                  8.  Carl Frischling
          2.   Frank S. Bayley               9.  Prema Mathai-Davis
          3.   James T. Bunch                10. Lewis F. Pennock
          4.   Bruce L. Crockett             11. Larry Soll, Ph.D.
          5.   Albert R. Dowden              12. Raymond Stickel, Jr.
          6.   Jack M. Fields                13. Philip A. Taylor
          7.   Martin L. Flanagan

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                               TREASURY PORTFOLIO


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the March 28, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) -- A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER -- Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL -- To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which was adjourned until March 28, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

          1.   Bob R. Baker                  8.  Carl Frischling
          2.   Frank S. Bayley               9.  Prema Mathai-Davis
          3.   James T. Bunch                10. Lewis F. Pennock
          4.   Bruce L. Crockett             11. Larry Soll, Ph.D.
          5.   Albert R. Dowden              12. Raymond Stickel, Jr.
          6.   Jack M. Fields                13. Philip A. Taylor
          7.   Martin L. Flanagan

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.